Exhibit 10.2
AT&T Agreement No. 20100607.090.S.002

SECOND AMENDMENT
TO THE APPCENTER SERVICE EXHIBIT NO. 20100607.090.S.002

This Second Amendment (this “Second Amendment”) to the AppCenter Service Exhibit No. 20100607.090.S.002 of October 1, 2010 between Motricity, Inc., (“Motricity” or “Supplier”) and AT&T Services, Inc. (“AT&T Services” or “AT&T”) (the “Agreement”), is effective on the date that the last party signs, (“Second Amendment Effective Date”). Such parties are referred to herein individually as a “Party,” and collectively as the “Parties”.

WHEREAS, Motricity has provided certain Services to AT&T Mobility pursuant to the Agreement;

WHEREAS, Motricity, Inc. and AT&T entered into that certain First Amendment to the Agreement on September 1, 2011 (the “First Amendment”); and

WHEREAS, Motricity and AT&T desire to perpetuate and continue their relationship, by doing business under the terms of the Agreement, as amended and set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.
Except as otherwise provided herein, all of the terms, covenants and conditions used, but not defined, herein shall have the meanings ascribed to them in the Agreement. In the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Agreement, the specific terms and conditions set forth in this Second Amendment shall govern.

2.	Section 5.1 is deleted in its entirety and replaced with the following:

The Initial Term will start October 2, 2010 and end September 30, 2013.

3.	Section 6.3 is deleted in its entirety and replaced with the following:

After March 1, 2013 AT&T may terminate this Service Exhibit upon thirty (30) days written notice given any time after March 1, 2013.

4.
Schedule B “Pricing and Professional Services” is deleted in its entirety and replaced with Schedule B-2 Pricing, attached to this Amendment. For avoidance of doubt, Schedule B-1 Commercial Terms: Lifecycle Management Services will continue without modification.

5.	The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

PRIVATE/PROPRIETARY/SECURE
Contains Private And/Or Proprietary Information. May Not Be Used Or Disclosed Outside AT&T, Motricity or their Affiliates, Except Pursuant To A Written Agreement. Must Be Stored In Locked Files When Not In Use.

AT&T Agreement No. 20100607.090.S.002

IN WITNESS WHEREOF, Motricity and AT&T have each caused this Second Amendment to be executed by its duly authorized representative, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the Second Amendment Effective Date above.

Motricity, Inc.	AT&T Services, Inc.

By:		By:

Print Name:	James R. Smith	Print Name:	***

Title:	Interim CEO	Title:	Vice President, Consumer Supply Chain

Date:	9/19/2012	Date:	9/18/2012
On Behalf of itself and its Affiliates

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

PRIVATE/PROPRIETARY/SECURE
Contains Private And/Or Proprietary Information. May Not Be Used Or Disclosed Outside AT&T, Motricity or their Affiliates, Except Pursuant To A Written Agreement. Must Be Stored In Locked Files When Not In Use.

AT&T Agreement No. 20100607.090.S.002

SCHEDULE B
TO THE
SERVICE EXHIBIT NO.1

PRICING AND PROFESSIONAL SERVICES

The following pricing rates and terms share shall apply to the AppCenter Managed Service.
1.    Pricing:
Pricing will consist of the following:

1)	A monthly managed services fee for the term of the Service Exhibit as follows:

A monthly managed services fee structured as *** per month through December 31, 2012

A monthly managed services fee structured as *** per month for the period from January 1, 2013 through September 30, 2013.

2)
In the event AT&T exercises its right to terminate for convenience under Section 6.3 and subsequent to the notice of termination but before the conclusion of Services desires to continue the Services, both parties agree to, in good faith, negotiate the extension of services beyond the effective date of the notice of termination at the rate of *** per month or partial month.

***	This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

PRIVATE/PROPRIETARY/SECURE
Contains Private And/Or Proprietary Information. May Not Be Used Or Disclosed Outside AT&T, Motricity or their Affiliates, Except Pursuant To A Written Agreement. Must Be Stored In Locked Files When Not In Use.
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